UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                                (Amendment No. 2)
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 24, 2007

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                          GALES INDUSTRIES INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

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       Delaware                   000-29245                    20-4458244
State of Incorporation      Commission File Number      IRS Employer I.D. Number


                            1479 North Clinton Avenue
                            Bayshore, New York 11706
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000



          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                Explanatory Note

This amendment corrects a typographical error in the unaudited pro forma consolidated comparative condensed balance sheet at December 31, 2006 included in the Current Report on Form 8-K/A (Amendment No.1) filed by Gales Industries Incorporated ("we," "our," "us," "Gales" or the "Company") with the Securities and Exchange Commission on June 8, 2007, relating to our acquisition of all the outstanding capital stock of Sigma Metals, Inc. The line item "Due to Sellers -- Sigma -- Net of Current Portion" under "Long term liabilities" in the amount of $257,000 was mistakenly placed in the Gales column rather than the column headed "Sigma."

Item 9.01 Financial Statements and Exhibits

Financial Statements.

(b)   Unaudited Pro Forma Condensed Consolidated Financial Information and Notes

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2007            GALES INDUSTRIES INCORPORATED.


                                By: /s/ Louis A.Giusto.
                                    --------------------------------------------
                                Name: Louis A.Giusto.
                                Title: Vice Chairman and Chief Financial Officer

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

      The following unaudited pro forma condensed consolidated financial statements and related notes are presented to show the pro forma effects of the acquisition of Sigma Metals, Inc. and the issuance of Series B Convertible Preferred Stock having an initial liquidation value of $8,023,000. The pro forma condensed consolidated statement of operations for the year ended December 31, 2006 is presented to show income from continuing operations as if the acquisition of Sigma Metals, Inc. and the issuance of the Series B Convertible Preferred Stock had occurred as of the beginning of the period. The pro forma condensed consolidated balance sheet is based on the assumption that the acquisition of Sigma Metals, Inc. and the issuance of the Series B Convertible Preferred Stock had occurred effective December 31, 2006.

      Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the acquisition of Sigma Metals, Inc. and the issuance of the Series B Convertible Preferred Stock occurred on the dates referenced above and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto, our consolidated financial statements as of and for the year ended December 31, 2006 included in our Annual Report on Form 10-KSB for the year ended December 31, 2006 and the consolidated financial statements as of and for the years ended December 31, 2006 and 2005 of Sigma Metals, Inc. filed here with.

                          Gales Industries Incorporated
      Unaudited Pro Forma Consolidated Comparative Condensed Balance Sheet
                                December 31, 2006

                                                                           Gales                                       Gales Sigma
                                                                         Industries        Sigma      Adjustments      Consolidated
                                                                         ----------        -----      -----------      ------------
ASSETS
Current Assets
Cash and Cash Equivalents                                               $         --   $     44,798  $  3,004,342 (a)  $  3,049,140
Accounts Receivable (Net of Allowance for Doubtful Accounts of
$176,458 for Gales and $25,000 for Sigma@ 12/31/2006)                      3,508,957      2,392,947            --         5,901,904
Inventory                                                                 15,257,641      2,812,873            --        18,070,514
Prepaid Expenses and Other Current Assets                                    232,749         27,818                         260,567
Deposits                                                                     180,456             --            --           180,456
                                                                        -----------------------------------------      ------------

Total Current Assets                                                      19,179,803      5,278,436     3,004,342        27,462,581

Property, Plant, and Equipment, net                                        3,565,316        131,995            --         3,697,311
Deferred Financing Costs                                                     369,048             --            --           369,048
Other Assets                                                                  63,522            851            --            64,373
Goodwill                                                                   1,265,963             --     5,405,447 (b)     6,671,410
Deposits                                                                     448,530         22,763            --           471,293
                                                                        -----------------------------------------      ------------

                                                                        -----------------------------------------      ------------
TOTAL ASSETS                                                            $ 24,892,182   $  5,434,045  $  8,409,789      $ 38,736,016
                                                                        =========================================      ============

Current Liabilities
Accounts Payable and Accrued Expenses                                   $  7,648,426   $  2,317,622  $         --      $  9,966,048
Notes Payable Current Portion                                                127,776         33,541       (33,541)(c)       127,776
Notes Payable - Revolver                                                   5,027,463        897,800      (897,800)(c)     5,027,463
Notes Payable - Sellers AIM - Current Portion                                192,400             --       361,404 (d)       553,804
Capital Lease Obligations - Current Portion                                  407,228             --            --           407,228
Due to Sellers AIM                                                            53,694             --            --            53,694
Dividends Payable                                                            120,003             --            --           120,003
Deferred Gain on Sale - Current Portion                                       38,033             --            --            38,033
Income Taxes Payable                                                         653,426             --       653,426           653,426
                                                                        -----------------------------------------      ------------

Total current liabilities                                                 14,268,449      3,248,963      (569,937)       16,947,475

Long term liabilities
Due to Sellers - Sigma - Net of Current Portion                                             257,000      (257,000)(c)            --
Notes Payable - Net of Current Portion                                       645,458             --     1,188,341 (c)     1,833,799
Notes Payable - Sellers AIM - Net of Current Portion                       1,290,562             --                       1,290,562
Notes Payable - Sellers Sigma - Net of Current Portion                            --             --       722,807 (d)       722,807
Capital Lease Obligations - Net of Current Portion                           552,589             --            --           552,589
Deferred Tax Liability                                                       512,937             --            --           512,937
Deferred Gain on  Sale - Net of Current Portion                              713,118             --            --           713,118
Deferred Rent                                                                 39,371             --            --            39,371
                                                                        -----------------------------------------      ------------

TOTAL LIABILITIES                                                       $ 18,022,484   $  3,505,963  $  1,804,211      $ 22,612,658

Series B Convertible Preferred - $.001 Par value, 2,000,000             $         --   $         --       $ 8,023 (e)  $      8,023
    Shares Authorized, 802,300 Shares Issued and Outstanding
    with an initial liquidation value of $8,023,000                                                            --
    '(Authorized, Issued and Oustanding for the Proforma
    December 31, 2006)
Common Stock - $.001 Par value, 120,055,746 Shares Authorized,                57,269         30,000       (21,955)(f)        65,314
   57,269,301 Shares Issued and Outstanding as of  December 31, 2006
   on a pro forma  basis 65,314,694 Shares Issued and Outstanding as of
  December 31,2006
Additional Paid-In Capital                                                 7,898,702             --            --         7,898,702
Additional Paid-In Capital Series B Preferred                                                           7,345,637 (g)     7,345,637
Additional Paid-In Capital: Sigma Shares                                                                1,891,955 (h)     1,891,955
Retained Earnings (Accumulated Deficit)                                   (1,086,273)     1,898,082    (1,898,082)(i)    (1,086,273)
                                                                        -----------------------------------------      ------------

Total Stockholders' Equity                                                 6,869,698      1,928,082     7,325,578        16,123,358

                                                                        -----------------------------------------      ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $ 24,892,182   $  5,434,045  $  8,409,789      $ 38,738,016
                                                                        =========================================      ============

                                                                                   0              0             0                 0

Notes to Unaudited Pro Forma Consolidated Comparative Condensed Balance Sheet

(a) Represents the net cash from sale of Series B Convertible Preferred Stock remaining after using a portion of the proceeds for the purchase of the stock of Sigma Metals, Inc. and paying soft costs associated with the acquisition.

(b) Represents the goodwill resulting from the excess of the purchase price paid for the stock of Sigma over the value of the assets acquired less the liabilities assumed.

(c) Represents the revolving loan facility put in place to pay the amounts due third parties and the former Officers of Sigma for borrowed money.

(d) Represents the current and long term portions of the notes issued by Gales Industries as part of the purchase price for the stock of Sigma.

(e) Represents the par value of the shares of Gales Industries Series B Convertible Preferred stock issued, in part, to finance the purchase of the stock of Sigma.

(f) Represents the elimination of Sigma's Stockholders' Equity ($30,000) partially offset by the par value ($8,045) of the 8,045,393 shares issued to the sellers as part of the purchase price for the stock of Sigma.

(g) Represents the excess of amounts paid by investors over the par value of shares of Gales Industries Series B Convertible Preferred stock net of the soft costs associated with the issuance of such shares.

(h) Represents the excess over par value of the fair value of the common stock issued as part of the purchase price for the stock of Sigma.

(i)   Represents the eliminations of Sigma's accumulated surplus.

                          Gales Industries Incorporated
                      Pro Forma Combined Satement Of Income
                      For the Year Ended December 31, 2006

                                                                      Gales                                            Gales Sigma
                                                                    Industries        Sigma           Adjustments      Consolidated
                                                                    ----------        -----           -----------      ------------
Net Sales                                                          $ 33,044,996   $ 17,979,414                         $ 51,024,410

Cost of Sales                                                        28,002,942     12,822,494                           40,825,436
                                                                   ------------   ------------       ------------      ------------

Gross Profit                                                          5,042,054      5,156,920                 --        10,198,974


Operating costs and expenses
       Selling and marketing                                            601,011        923,847                            1,524,858
       General and administrative                                     3,789,587      2,218,053                            6,007,640
                                                                   ------------   ------------       ------------      ------------
Income (Loss) from operations                                           651,456      2,015,020                  0         2,666,476

Other (income) and expenses:
       Interest & financing costs                                     1,040,108        129,490             61,094 (b)     1,230,692
       Gain on Sale of Life Insurance Policy                            (53,047)            --                              (53,047)
       Gain on Sale of Real Estate                                     (300,037)            --                             (300,037)
       Other Income                                                    (435,627)            --                             (435,627)
       Other Expenses                                                   246,659            425                              247,084
                                                                   ------------   ------------       ------------      ------------
Net Income (Loss) before provision for income taxes                     153,400      1,885,105            (61,094)        1,977,411

        Provision for income taxes                                      489,969        767,396 (a)        (24,450)        1,232,915
                                                                   ------------   ------------       ------------      ------------
       Net Income (Loss)                                           $   (336,569)  $  1,130,686       $    (36,644)     $    744,496
                                                                   ------------   ------------       ------------      ------------

Pro Forma dividend attributable to preferred stockholders                                                 347,945 (c)       347,945
                                                                                                                       ------------

Pro Forma net earnings attribute to common stockholders                                                                $    396,551
                                                                                                                       ============

Notes to Pro Forma Combined Statement Of Income

(a) Represents the pro forma income tax expense for Sigma, as if it were taxable as a "C" not an "S" corp.

(b) Represents one year's interest expense on $1,084,213 of notes issued as part of purchase price for Sigma stock, being amortizing monthly with an interest rate of 7%.

(c) Represents the 8% preferred stock dividend for the $4,349,318 portion of the $8,023,000 Series B Convertible Preferred Stock used to purchase Sigma.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2007                               GALES INDUSTRIES INCORPORATED


                                                  By: /s/ Peter D. Rettaliata
                                                  Name: Peter D. Rettaliata
                                                  Title: Chief Executive Officer